UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

WESTERN ASSET

GLOBAL HIGH YIELD

BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to
maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Yield Bond Fund for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor.One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

II	Western Asset Global High Yield Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. The Fund invests primarily in high-yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated, securities we determined to be of comparable credit quality and are commonly known as “junk” bonds. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the U.S.). The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Fund’s investments may be of any maturity or duration.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy.The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser,we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global high-yield market posted positive results during the twelve-month reporting period ended December 31, 2021 and outperformed U.S. Treasury securities. As was the case with the overall market, high-yield corporate bonds experienced periods of volatility. This was driven by a number of factors, including the repercussions from the COVID-19 pandemic, rebounding global growth, sharply rising inflation, fluctuating interest rates, and expectations for less accommodative central bank monetary policy. Overall, the high-yield market was supported by investors looking to generate incremental yield in the relatively low interest rate environment.

All told, the Bloomberg Global High Yield Index (Hedged) (USD)i returned 0.90% during the twelve-months reporting period ended December 31, 2021. For comparison purposes, the overall taxable bond market, as measured by the Bloomberg U.S. Universal Indexii,returned -1.10% in 2021.

Western Asset Global High Yield Bond Fund 2021 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of changes were made to the Fund during the reporting period. We increased the Fund’s allocations to emerging markets and bank loans. Within the high-yield market, we increased the Fund’s cyclical exposure as the global economy continued to recover. Looking at sector positioning, we added to the Fund’s weightings in the consumer cyclical services and lodging. From a credit quality perspective, we increased the Fund’s allocations to securities rated B, while paring its exposure to securities rated BB. Finally,we increased the Fund’s duration during the reporting period.

During the reporting period, Treasury futures, which were used to manage the Fund’s duration and yield curve positioning, marginally detracted from performance.

Performance review

For the twelve months ended December 31, 2021, Class A shares of Western Asset Global High Yield Bond Fund, excluding sales charges, returned 1.10%. The Fund’s unmanaged benchmark, the Bloomberg Global High Yield Index (Hedged) (USD), returned 2.52% for the same period.The Lipper Global High Yield Funds Category Averageiii returned 3.85% over the same time frame.

Performance Snapshot as of December 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global High Yield Bond Fund:
Class A	-1.20%	1.10%
Class C	-1.74%	0.31%
Class C1[1]	-1.43%[2]	0.72%[2]
Class I	-1.23%	1.35%
Class IS	-1.04%	1.60%
Bloomberg Global High Yield Index (Hedged) (USD)	-0.18%	2.52%
Lipper Global High Yield Funds Category Average	0.28%	3.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor).Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Performance includes a payment by an affiliate to reimburse for an error. Absent this payment, performance for the six months ended December 31, 2021 would have been -1.74% and performance for the twelve months ended December 31, 2021 would have been 0.40%.

2	Western Asset Global High Yield Bond Fund 2021 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2021 for Class A, Class C, Class C1, Class I and Class IS shares were 3.99%, 3.43%, 3.76%, 4.44% and 4.51%, respectively.Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares would have been 3.95%, 3.39%, 3.71%, 4.40% and 4.45%, respectively.The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.19%, 1.94%, 1.71%, 0.94% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements,the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses, and acquired fund fees and expenses, to average net assets will not exceed 1.95% for Class C shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense limitation (“expense cap”) for Class I and Class IS as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition,the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expensecap in effect at the time the fees were earned, or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Global High Yield Bond Fund 2021 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its sector/industry positioning. This was driven by an overweight to transportation and underweight to consumer non-cyclicals1.

In terms of security selection, holdings within consumer cyclicals2 were beneficial, led by overweights to Ford and Viking Cruises. In consumer non-cyclical, an overweight to Marston’s Issuer added the most value. Elsewhere, within communications services, an overweight to Charter Communications was rewarded.

Finally,an opportunistic exposure to investment-grade corporate bonds was rewarded.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was regional positioning. In particular,an overweight to underperforming emerging markets weighted on the Fund’s results. An underweight to basic industry (materials sector) was also a headwind for performance.

In terms of security selection, within capital goods, an overweight to Ideal Standard International was not rewarded. Within the brokerage industry,an overweight to Coinbase detracted from results.

Thank you for your investment in Western Asset Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company,LLC

January 21, 2022

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield (“junk”) bonds and foreign securities, including emerging markets, involve risks beyond those inherent in higher rated and domestic investments. The risks of high-yield bonds include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political and economic uncertainties, which could increase volatility.These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially

[1]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

[2]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

4	Western Asset Global High Yield Bond Fund 2021 Annual Report

large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2021 were: consumer discretionary (22.5%), sovereign bonds (16.9%), communication services (14.2%), energy (13.7%), and industrials (11.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Bloomberg Global High Yield Index (Hedged) (USD) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, and Emerging Markets Hard Currency High Yield Indices.

ii

The Bloomberg U.S. Universal Index represents the union of the Bloomberg U.S. Aggregate Index, the Bloomberg U.S. Corporate High Yield Index,the Eurodollar Index, the Emerging Markets Index,and the non-ERISA portion of the CMBS Index. Municipal debt, private placements,and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating rate debt is the Emerging Markets Index.

iii

Lipper,Inc., a wholly-owned subsidiary of Refinitiv,provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any,calculated among the 107 funds for the six-month period and among the 105 funds for the twelve-month period in the Fund’s Lipper category,and excluding sales charges, if any.

Western Asset Global High Yield Bond Fund 2021 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Global High Yield Bond Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.20%	$1,000.00	$988.00	1.14%	$5.71	Class A	5.00%	$1,000.00	$1,019.46	1.14%	$5.80
Class C	-1.74	1,000.00	982.60	1.93	9.64	Class C	5.00	1,000.00	1,015.48	1.93	9.80
Class C1	-1.434	1,000.00	985.70	1.69	8.46	Class C1	5.00	1,000.00	1,016.69	1.69	8.59
Class I	-1.23	1,000.00	987.70	0.89	4.46	Class I	5.00	1,000.00	1,020.72	0.89	4.53
Class IS	-1.04	1,000.00	989.60	0.80	4.01	Class IS	5.00	1,000.00	1,021.17	0.80	4.08

Western Asset Global High Yield Bond Fund 2021 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

8	Western Asset Global High Yield Bond Fund 2021 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/21	1.10%	0.31%	0.72%[3]	1.35%	1.60%
Five Years Ended 12/31/21	4.77	4.03	4.28	5.04	5.13
Ten Years Ended 12/31/21	5.40	N/A	4.90	5.67	N/A
Inception* through 12/31/21	—	3.89	—	—	4.86

With sales charges[4]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 12/31/21	-3.27%	-0.66%	-0.25%[3]	1.35%	1.60%
Five Years Ended 12/31/21	3.87	4.03	4.28	5.04	5.13
Ten Years Ended 12/31/21	4.94	N/A	4.90	5.67	N/A
Inception* through 12/31/21	—	3.89	—	—	4.86

Cumulative total returns
Without sales charges[1]
Class A (12/31/11 through 12/31/21)	69.23%
Class C (Inception date of 8/1/12 through 12/31/21)	43.19
Class C1[2] (12/31/11 through 12/31/21)	61.39
Class I (12/31/11 through 12/31/21)	73.60
Class IS (Inception date of 8/31/12 through 12/31/21)	55.75

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	Total return includes a payment by an affiliate and without the payment, total return would have been lower.

[4]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, C1, I and IS shares are February 22, 1995, August 1, 2012, February 22, 1995, February 22, 1995 and August 31, 2012, respectively.

Western Asset Global High Yield Bond Fund 2021 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C1 Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Global High Yield Index (Hedged)†—December 2011 - December 2021

Value of $1,000,000 invested in

Class I Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Global High Yield Index (Hedged)† — December 2011 - December 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

10	Western Asset Global High Yield Bond Fund 2021 Annual Report

†

Hypothetical illustration of $10,000 invested in Class A and Class C1 shares and $1,000,000 invested in Class I shares of Western Asset Global High Yield Bond Fund on December 31, 2011, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021. On August 1, 2012, Class C shares were reclassified as Class C1 shares. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Bloomberg Global High Yield Index (Hedged). The Bloomberg Global High Yield Index (Hedged) (the “Index”) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C1 and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Global High Yield Bond Fund 2021 Annual Report	11

Schedule of investments

December 31, 2021

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 71.9%
Communication Services — 11.2%
Diversified Telecommunication Services — 3.1%
Altice France Holding SA, Senior Notes	6.000%	2/15/28	880,000		$841,984	(a)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	550,000		592,026	(a)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	1,660,000		1,637,930	(a)
Level 3 Financing Inc., Senior Notes	3.625%	1/15/29	1,330,000		1,265,561	(a)
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	1,030,000		1,047,397	(a)
Total Diversified Telecommunication Services					5,384,898
Interactive Media & Services — 0.6%
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	550,000		534,999	(a)
Rackspace Technology Global Inc., Senior Secured Notes	3.500%	2/15/28	590,000		562,556	(a)
Total Interactive Media & Services					1,097,555
Media — 5.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	2/1/31	1,670,000		1,688,078	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	3,120,000		3,214,895
Directv Financing LLC/Directv Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	570,000		584,364	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	390,000		401,138
DISH DBS Corp., Senior Notes	7.750%	7/1/26	607,000		641,174
DISH DBS Corp., Senior Notes	5.125%	6/1/29	500,000		455,810
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	700,000		708,313	(a)
Sirius XM Radio Inc., Senior Notes	4.125%	7/1/30	710,000		711,260	(a)
Summer BC Holdco B SARL, Senior Secured Notes	5.750%	10/31/26	580,000	EUR	689,586	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	310,000		327,861	(a)
Virgin Media Vendor Financing Notes IV DAC, Senior Notes	5.000%	7/15/28	840,000		847,602	(a)
Total Media					10,270,081
Wireless Telecommunication Services — 1.7%
Crystal Almond SARL, Senior Secured Notes	4.250%	10/15/24	312,000	EUR	362,748	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	270,000		289,448	(a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	610,000		603,363	(a)

See Notes to Financial Statements.

12	Western Asset Global High Yield Bond Fund 2021 Annual Report

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	1,200,000		$1,184,076
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	590,000		598,443	(a)
Total Wireless Telecommunication Services					3,038,078
Total Communication Services					19,790,612
Consumer Discretionary — 22.2%
Auto Components — 1.7%
American Axle & Manufacturing Inc., Senior Notes	5.000%	10/1/29	1,310,000		1,287,114
JB Poindexter &Co. Inc., Senior Notes	7.125%	4/15/26	1,610,000		1,686,950	(a)
Total Auto Components					2,974,064
Automobiles — 3.1%
Ford Motor Co., Senior Notes	3.250%	2/12/32	270,000		277,020
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	1,850,000		1,857,280
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	1,810,000		1,950,329
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	1,400,000		1,476,090
Total Automobiles					5,560,719
Diversified Consumer Services — 2.2%
APCOA Parking Holdings GmbH, Senior Secured Notes	4.625%	1/15/27	1,200,000	EUR	1,357,935	(b)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	1,260,000		1,255,609	(a)
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	520,000		537,932	(a)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	820,000		786,142	(a)
Total Diversified Consumer Services					3,937,618
Hotels, Restaurants &Leisure — 12.6%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	670,000		664,060	(a)
Burger King France SAS, Senior Secured Notes (3 mo. EURIBOR +4.750%, 4.750% floor)	4.750%	11/1/26	240,000	EUR	277,812	(a)(c)
Carnival Corp., Senior Notes	5.750%	3/1/27	660,000		660,990	(a)
Carnival Corp., Senior Notes	6.000%	5/1/29	1,260,000		1,256,188	(a)
Carnival PLC, Senior Notes	1.000%	10/28/29	1,150,000	EUR	989,485
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	540,000		486,759	(a)
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	500,000		503,987
Marston’s Issuer PLC, Secured Notes (3 mo. GBP LIBOR +2.550%)	2.684%	7/16/35	1,232,000	GBP	1,292,435	(b)(c)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	670,000		650,939	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	13

Schedule of investments (cont’d)

December 31, 2021

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
MGM China Holdings Ltd., Senior Notes	4.750%	2/1/27	1,010,000		$1,001,521	(a)
NCL Corp. Ltd., Senior Secured Notes	12.250%	5/15/24	644,000		763,794	(a)
NCL Corp. Ltd., Senior Secured Notes	10.250%	2/1/26	280,000		325,963	(a)
Royal Caribbean Cruises Ltd., Senior Notes	4.250%	7/1/26	620,000		601,208	(a)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	8/31/26	580,000		590,394	(a)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	4/1/28	800,000		810,624	(a)
Saga PLC, Senior Notes	3.375%	5/12/24	2,120,000	GBP	2,726,337	(b)
Saga PLC, Senior Notes	5.500%	7/15/26	650,000	GBP	853,413	(b)
Sands China Ltd., Senior Notes	2.850%	3/8/29	200,000		188,495	(a)
Sands China Ltd., Senior Notes	3.250%	8/8/31	820,000		771,616	(a)
TUI Cruises GmbH, Senior Notes	6.500%	5/15/26	300,000	EUR	340,910	(b)
Viking Cruises Ltd., Senior Notes	7.000%	2/15/29	1,200,000		1,205,154	(a)
Viking Cruises Ltd., Senior Secured Notes	13.000%	5/15/25	150,000		169,970	(a)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	370,000		370,057	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,410,000		1,397,944	(a)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	850,000	GBP	1,132,972	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	570,000		530,670	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	670,000		621,425	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	1,140,000		1,037,400	(a)
Total Hotels, Restaurants & Leisure					22,222,522
Internet & Direct Marketing Retail — 1.4%
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	2,570,000		2,432,363
Multiline Retail — 0.4%
Marks & Spencer PLC, Senior Notes	3.750%	5/19/26	550,000	GBP	761,529	(b)
Specialty Retail — 0.8%
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	250,000		250,524	(a)
Party City Holdings Inc., Senior Secured Notes	8.750%	2/15/26	370,000		382,410	(a)
Tendam Brands SAU, Senior Secured Notes	5.000%	9/15/24	240,000	EUR	271,344	(a)
Tendam Brands SAU, Senior Secured Notes (3 mo. EURIBOR +5.250%, 5.250% floor)	5.250%	9/15/24	410,000	EUR	465,919	(a)(c)
Total Specialty Retail					1,370,197
Total Consumer Discretionary					39,259,012

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Fund 2021 Annual Report

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 0.7%
Beverages — 0.2%
Primo Water Holdings Inc., Senior Notes	3.875%	10/31/28	250,000	EUR	$291,668	(a)
Food & Staples Retailing — 0.1%
Bellis Acquisition Co. PLC, Senior Secured Notes	4.500%	2/16/26	180,000	GBP	244,004	(a)
Food Products — 0.4%
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	200,000		304,926	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	310,000		395,073
Total Food Products					699,999
Total Consumer Staples					1,235,671
Energy — 13.4%
Energy Equipment & Services — 0.3%
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	450,000		459,468	(a)
Oil, Gas & Consumable Fuels — 13.1%
Apache Corp., Senior Notes	5.100%	9/1/40	300,000		339,474
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	170,000		173,400	(c)(d)
Energy Transfer LP,Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	1,270,000		1,274,763	(c)(d)
Energy Transfer LP,Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	960,000		976,800	(c)(d)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	170,000		190,614	(a)
EQT Corp., Senior Notes	3.125%	5/15/26	180,000		184,998	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	1,870,000		2,007,931
EQT Corp., Senior Notes	5.000%	1/15/29	570,000		632,087
EQT Corp., Senior Notes	3.625%	5/15/31	170,000		176,639	(a)
Howard Midstream Energy Partners LLC, Senior Notes	6.750%	1/15/27	350,000		359,076	(a)
Oasis Petroleum Inc., Senior Notes	6.375%	6/1/26	760,000		799,117	(a)
Occidental Petroleum Corp., Senior Notes	6.125%	1/1/31	690,000		839,509
Petrobras Global Finance BV,Senior Notes	5.750%	2/1/29	3,330,000		3,588,774
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,500,000		1,567,770	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,980,000		1,905,750
Petroleos Mexicanos, Senior Notes	6.625%	6/15/38	1,900,000		1,741,169

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	15

Schedule of investments (cont’d)

December 31, 2021

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)

		Maturity	Face
Security	Rate	Date	Amount†	Value
Oil, Gas &Consumable Fuels — continued
Range Resources Corp., Senior Notes	9.250%	2/1/26	300,000	$323,719
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	400,000	422,016
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	8.500%	10/15/26	280,000	292,032	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	210,000	219,393
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	170,000	182,424
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,650,000	1,520,409	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	600,000	635,367	(a)
Venture Global Calcasieu Pass LLC, Senior Secured Notes	3.875%	11/1/33	460,000	483,975	(a)
Western Midstream Operating LP,Senior Notes	4.650%	7/1/26	560,000	610,092
Western Midstream Operating LP,Senior Notes	4.750%	8/15/28	750,000	829,826
Western Midstream Operating LP,Senior Notes	5.300%	2/1/30	60,000	66,062
YPF SA, Senior Notes	6.950%	7/21/27	400,000	262,280	(a)
YPF SA, Senior Secured Notes, Step bond (4.000% to 2/12/23 then 9.000%)	4.000%	2/12/26	692,010	552,774	(a)
Total Oil, Gas &Consumable Fuels				23,158,240
Total Energy				23,617,708
Financials — 5.6%
Banks — 2.2%
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate +2.650%)	5.125%	1/18/33	1,940,000	1,994,058	(a)(c)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate +2.600%)	4.198%	6/1/32	450,000	454,368	(a)(c)
NatWest Markets NV,Subordinated Notes	7.750%	5/15/23	510,000	553,190
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	810,000	784,005	(a)
Total Banks				3,785,621
Capital Markets — 1.5%
B3 SA -Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	1,010,000	974,660	(a)
Coinbase Global Inc., Senior Notes	3.625%	10/1/31	490,000	451,687	(a)

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Fund 2021 Annual Report

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)
		Maturity	Face
Security	Rate	Date	Amount†		Value
Capital Markets — continued
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate +4.332%)	7.250%	9/12/25	400,000		$439,612	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate +4.600%)	7.500%	7/17/23	750,000		794,438	(a)(c)(d)
Total Capital Markets					2,660,397
Consumer Finance — 0.2%
FirstCash Inc., Senior Notes	5.625%	1/1/30	360,000		367,484	(a)
Diversified Financial Services — 1.7%
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	1,882,464		1,818,677	(a)(e)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.500%	2/24/23	290,000		288,457	(b)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	200,000		197,250	(b)
Huarong Finance 2019 Co. Ltd., Senior Notes	3.750%	5/29/24	340,000		343,400	(b)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	4.500%	11/15/29	400,000		404,656	(a)
Total Diversified Financial Services					3,052,440
Total Financials					9,865,942
Health Care — 4.5%
Pharmaceuticals — 4.5%
Bausch Health Cos. Inc., Senior Secured Notes	4.875%	6/1/28	410,000		418,942	(a)
Cheplapharm Arzneimittel GmbH, Senior Secured Notes	5.500%	1/15/28	670,000		679,326	(a)
Cidron Aida Finco Sarl, Senior Secured Notes	6.250%	4/1/28	420,000	GBP	564,227	(a)
Endo Luxembourg Finance Co. I Sarl/Endo US Inc., Senior Secured Notes	6.125%	4/1/29	300,000		294,593	(a)
Teva Pharmaceutical Finance Netherlands III BV,Senior Notes	3.150%	10/1/26	5,875,000		5,531,724
Teva Pharmaceutical Finance Netherlands III BV,Senior Notes	4.750%	5/9/27	500,000		496,060
Total Health Care					7,984,872
Industrials — 7.5%
Aerospace &Defense — 0.4%
BWX Technologies Inc., Senior Notes	4.125%	6/30/28	670,000		681,011	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	17

Schedule of investments (cont’d)

December 31, 2021

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 3.0%
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	80,000		$94,269
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	2,320,000		2,654,760	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,284,000		1,419,038	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	1,080,000		1,115,996	(a)
Total Airlines					5,284,063
Building Products — 0.2%
Ideal Standard International SA, Senior Secured Notes	6.375%	7/30/26	400,000	EUR	408,722	(a)
Commercial Services &Supplies — 1.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes	4.625%	6/1/28	1,110,000		1,091,130	(a)
CoreCivic Inc., Senior Notes	8.250%	4/15/26	1,040,000		1,088,282
CoreCivic Inc., Senior Notes	4.750%	10/15/27	190,000		172,203
Total Commercial Services &Supplies					2,351,615
Machinery — 1.2%
ATS Automation Tooling Systems Inc., Senior Notes	4.125%	12/15/28	890,000		898,001	(a)
Cellnex Finance Co. SA, Senior Notes	2.000%	2/15/33	400,000	EUR	433,817	(b)
Renk AG, Senior Secured Notes	5.750%	7/15/25	110,000	EUR	130,275	(a)
TK Elevator Midco GmbH, Senior Secured Notes	4.375%	7/15/27	520,000	EUR	613,655	(a)
Total Machinery					2,075,748
Trading Companies &Distributors — 1.4%
Boise Cascade Co., Senior Notes	4.875%	7/1/30	950,000		1,003,646	(a)
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,170,000		1,163,302	(a)
Ritchie Bros Holdings Inc., Senior Notes	4.750%	12/15/31	320,000		334,621	(a)
Total Trading Companies & Distributors					2,501,569
Total Industrials					13,302,728
Information Technology — 0.6%
IT Services — 0.3%
Acuris Finance US Inc./Acuris Finance SARL, Senior Secured Notes	5.000%	5/1/28	380,000		378,678	(a)
IPD 3 BV, Senior Secured Notes	5.500%	12/1/25	100,000	EUR	117,362	(a)
Total IT Services					496,040

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Fund 2021 Annual Report

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†		Value
Software — 0.3%
Fair Isaac Corp., Senior Notes	4.000%	6/15/28	600,000		$617,796	(a)
Total Information Technology					1,113,836
Materials — 4.4%
Chemicals —1.9%
Braskem Netherlands Finance BV,Senior Notes	4.500%	1/10/28	790,000		838,621	(a)
INEOS Quattro Finance 1 PLC, Senior Notes	3.750%	7/15/26	155,000	EUR	177,848	(a)
INEOS Quattro Finance 2 PLC, Senior Secured Notes	3.375%	1/15/26	1,450,000		1,456,996	(a)
Sasol Financing USA LLC, Senior Notes	5.500%	3/18/31	900,000		908,946
Total Chemicals					3,382,411
Construction Materials — 0.6%
Cemex SAB de CV,Senior Secured Notes	7.375%	6/5/27	970,000		1,069,134	(a)
Containers & Packaging — 1.4%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	900,000		927,936	(a)(e)
Ball Corp., Senior Notes	2.875%	8/15/30	950,000		923,144
Ball Corp., Senior Notes	3.125%	9/15/31	480,000		474,703
Cascades Inc./Cascades USA Inc., Senior Notes	5.375%	1/15/28	200,000		205,523	(a)
Total Containers & Packaging					2,531,306
Metals & Mining — 0.5%
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	730,000		786,462	(a)
Total Materials					7,769,313
Real Estate — 1.0%
Equity Real Estate Investment Trusts (REITs) — 0.4%
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	700,000		673,313
Real Estate Management & Development — 0.6%
China Aoyuan Group Ltd., Senior Secured Notes	8.500%	1/23/22	600,000		120,750	*(b)(f)
China Aoyuan Group Ltd., Senior Secured Notes	6.350%	2/8/24	850,000		167,875	*(b)(f)
China SCE Group Holdings Ltd., Senior Secured Notes	6.000%	2/4/26	600,000		484,303	(b)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	6.000%	10/25/23	1,200,000		375,000	(b)
Total Real Estate Management & Development					1,147,928
Total Real Estate					1,821,241

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	19

Schedule of investments (cont’d)

December 31, 2021

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†		Value
Utilities —0.8%
Electric Utilities — 0.5%
Pampa Energia SA, Senior Notes	7.500%	1/24/27	350,000		$302,680	(a)
Sensata Technologies Inc., Senior Notes	3.750%	2/15/31	500,000		498,942	(a)
Total Electric Utilities					801,622
Independent Power and Renewable Electricity Producers — 0.3%
Cikarang Listrindo Tbk PT,Senior Notes	4.950%	9/14/26	500,000		510,125	(a)
Total Utilities					1,311,747
Total Corporate Bonds & Notes (Cost — $126,267,339)					127,072,682
Sovereign Bonds — 16.9%
Angola — 0.3%
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	475,000		478,479	(a)
Argentina — 1.7%
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	804,151		283,471
Argentine Republic Government International Bond, Senior Notes, Step bond (1.125% to 7/9/22 then 1.500%)	1.125%	7/9/35	3,419,846		1,098,660
Provincia de Buenos Aires, Senior Notes, Step bond (3.900% to 9/1/22 then 5.250%)	3.900%	9/1/37	2,409,649		1,033,137	(a)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/10/22 then 6.875%)	5.000%	12/10/25	350,000		264,691	(b)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/1/22 then 6.990%)	5.000%	6/1/27	590,000		376,868	(a)
Total Argentina					3,056,827
Bahamas — 0.2%
Bahamas Government International Bond, Senior Notes	6.950%	11/20/29	400,000		347,504	(a)
Bahrain — 0.3%
Bahrain Government International Bond, Senior Notes	6.000%	9/19/44	580,000		527,717	(a)
Brazil — 0.6%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	1,329,000	BRL	234,795

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Fund 2021 Annual Report

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	234,000	BRL	$40,976
Brazilian Government International Bond, Senior Notes	3.875%	6/12/30	900,000		874,575
Total Brazil					1,150,346
Colombia — 0.4%
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	780,000		701,594
Costa Rica — 0.2%
Costa Rica Government International Bond, Senior Notes	7.000%	4/4/44	310,000		304,963	(a)
Dominican Republic — 0.8%
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	540,000		550,125	(a)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	780,000		861,900	(a)
Total Dominican Republic					1,412,025
Ecuador — 0.4%
Ecuador Government International Bond, Senior Notes, Step bond (1.000% to 7/31/22 then 2.500%)	1.000%	7/31/35	1,000,000		661,250	(a)
Egypt — 0.9%
Egypt Government International Bond, Senior Notes	3.875%	2/16/26	240,000		225,084	(a)
Egypt Government International Bond, Senior Notes	6.588%	2/21/28	400,000		390,008	(b)
Egypt Government International Bond, Senior Notes	7.600%	3/1/29	950,000		944,601	(a)
Total Egypt					1,559,693
El Salvador — 0.2%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	500,000		306,255	(a)
Ghana — 0.6%
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	740,000		830,820	(a)
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	270,000		221,491	(a)
Total Ghana					1,052,311

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	21

Schedule of investments (cont’d)

December 31, 2021

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 0.9%
Indonesia Treasury Bond	7.000%	5/15/22	15,577,000,000	IDR	$1,108,833
Indonesia Treasury Bond	6.500%	2/15/31	6,686,000,000	IDR	474,084
Total Indonesia					1,582,917
Ivory Coast — 0.3%
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	197,084		198,495	(b)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	290,000		306,179	(a)
Total Ivory Coast					504,674
Jamaica — 0.3%
Jamaica Government International Bond, Senior Notes	6.750%	4/28/28	500,000		576,250
Jordan — 0.2%
Jordan Government International Bond, Senior Notes	6.125%	1/29/26	300,000		320,625	(a)
Kenya — 0.2%
Republic of Kenya Government International Bond, Senior Notes	7.250%	2/28/28	350,000		377,594	(a)
Mexico — 1.2%
Mexican Bonos, Senior Notes	7.750%	11/23/34	25,340,000	MXN	1,247,849
Mexican Bonos, Senior Notes	7.750%	11/13/42	9,300,000	MXN	441,220
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	520,000		508,565
Total Mexico					2,197,634
Nigeria — 0.4%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	470,000		470,350	(b)
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	200,000		197,650	(a)
Total Nigeria					668,000
Oman — 0.7%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	1,100,000		1,168,750	(a)
Paraguay — 0.9%
Paraguay Government International Bond, Senior Notes	2.739%	1/29/33	1,580,000		1,526,675	(a)
Peru — 0.6%
Peruvian Government International Bond, Senior Notes	1.862%	12/1/32	1,140,000		1,043,111

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Fund 2021 Annual Report

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Russia — 1.8%
Russian Federal Bond — OFZ	8.150%	2/3/27	31,490,000	RUB	$417,543
Russian Federal Bond — OFZ	7.050%	1/19/28	102,507,000	RUB	1,284,683
Russian Federal Bond — OFZ	6.900%	5/23/29	119,990,000	RUB	1,478,839
Total Russia					3,181,065
Senegal — 0.2%
Senegal Government International Bond, Senior Notes	6.750%	3/13/48	400,000		393,360	(a)
South Africa — 0.6%
Republic of South Africa Government International Bond, Senior Notes	4.300%	10/12/28	450,000		457,695
Republic of South Africa Government International Bond, Senior Notes	5.650%	9/27/47	670,000		644,229
Total South Africa					1,101,924
Turkey — 1.5%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	3,050,000		2,741,157
Ukraine — 0.5%
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	900,000		805,617	(a)
Total Sovereign Bonds (Cost — $31,175,242)					29,748,317
Senior Loans — 5.7%
Communication Services — 2.1%
Media — 2.1%
Clear Channel Outdoor Holdings Inc., Term Loan B (3 mo. USD LIBOR +3.500%)	3.629%	8/21/26	1,736,675		1,715,149	(c)(g)(h)
DIRECTV Financing LLC, Closing Date Term Loan (the greater of 3 mo. USD LIBOR or 0.750% +5.000%)	5.750%	8/2/27	2,082,075		2,086,676	(c)(g)(h)
Total Communication Services					3,801,825
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.3%
Royal Caribbean Cruises Ltd., Term Loan	—	4/5/22	530,000		506,150	(i)(j)
Industrials — 3.3%
Airlines — 3.3%
American Airlines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% +4.750%)	5.500%	4/20/28	850,000		882,253	(c)(g)(h)
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	470,000		498,200	(c)(g)(h)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	23

Schedule of investments (cont’d)

December 31, 2021

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Mileage Plus Holdings LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% +5.250%)	6.250%	6/21/27	590,000	$623,781	(c)(g)(h)
United Airlines Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	4/21/28	3,761,575	3,783,580	(c)(g)(h)
Total Industrials				5,787,814
Total Senior Loans (Cost — $10,012,647)				10,095,789
U.S. Government & Agency Obligations — 1.7%
U.S. Government Obligations — 1.7%
U.S. Treasury Notes	0.375%	1/31/26	800,000	774,156
U.S. Treasury Notes	0.500%	2/28/26	1,350,000	1,311,873
U.S. Treasury Notes	0.750%	4/30/26	250,000	245,069
U.S. Treasury Notes	0.625%	11/30/27	750,000	718,506
Total U.S. Government & Agency Obligations (Cost — $3,069,271)				3,049,604
Convertible Bonds & Notes — 1.4%
Communication Services — 0.9%
Media — 0.9%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,720,000	1,632,371
Industrials — 0.5%
Airlines — 0.5%
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	1,020,000	884,382
Total Convertible Bonds & Notes (Cost — $2,544,845)				2,516,753
Asset-Backed Securities — 0.4%
Magnetite XII Ltd., 2015-12A ER (3 mo. USD LIBOR +5.680%) (Cost — $739,651)	5.804%	10/15/31	750,000	734,579	(a)(c)

			Shares
Convertible Preferred Stocks — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Targa Resources Corp., Non Voting Shares (Cost — $483,000)	9.500%		460	497,594

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Fund 2021 Annual Report

Western Asset Global High Yield Bond Fund

(Percentages shown based on Fund net assets)

Security	Expiration Date	Warrants	Value
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $7,631)	5/28/28	7,970	$4,941	*

		Shares
Common Stocks — 0.0%††
Energy — 0.0%††
Energy Equipment &Services — 0.0%††
Hercules Offshore Inc. (Escrow)		24,992	0	*(j)(k)(l)
KCAD Holdings I Ltd.		395,216,044	0	*(j)(k)(l)
Total Common Stocks (Cost — $4,623,098)			0	(l)
Total Investments — 98.3% (Cost — $178,922,724)			173,720,259
Other Assets in Excess of Liabilities — 1.7%			3,051,040
Total Net Assets — 100.0%			$176,771,299

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security.Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(f)	The coupon payment on this security is currently in default as of December 31, 2021.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	All or a portion of this loan is unfunded as of December 31, 2021. The interest rate for fully unfunded term loans is to be determined.

(j)	Security is valued using significant unobservable inputs (Note 1).

(k)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(l)	Value is less than $1.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	25

Schedule of investments (cont’d)

December 31, 2021

Western Asset Global High Yield Bond Fund

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’ novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

RUB	— Russian Ruble

USD	— United States Dollar

At December 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro	57	3/22	$8,060,370	$8,124,281	$(63,911)

At December 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,124,709	USD	3,617,927	BNP Paribas SA	1/18/22	$(59,171)
CAD	450,000	USD	351,304	Citibank N.A.	1/18/22	4,435
EUR	175,160	USD	198,564	Citibank N.A.	1/18/22	927
USD	358,266	CAD	450,000	Citibank N.A.	1/18/22	2,527
USD	278,223	EUR	240,000	Citibank N.A.	1/18/22	4,885
USD	1,284,855	EUR	1,100,000	Citibank N.A.	1/18/22	32,056
USD	934,219	EUR	823,200	Goldman Sachs Group Inc.	1/18/22	(3,330)
USD	7,333,931	GBP	5,374,253	Goldman Sachs Group Inc.	1/18/22	59,913
Total						$42,242

Abbreviation(s) used in this table:

CAD	— Canadian Dollar
EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Fund 2021 Annual Report

Western Asset Global High Yield Bond Fund

Summary of Investments by Country** (unaudited)
United States	45.7%
United Kingdom	6.0
Mexico	5.1
Argentina	4.7
Brazil	4.1
Israel	3.5
Turkey	2.6
Macau	2.4
Luxembourg	2.1
Russia	1.8
Germany	1.8
Peru	1.5
Cayman Islands	1.5
Canada	1.4
Indonesia	1.2
France	1.2
South Africa	1.1
China	1.1
Egypt	0.9
Paraguay	0.9
Dominican Republic	0.8
Switzerland	0.7
Spain	0.7
Oman	0.7
Ghana	0.6
Ukraine	0.5
Zambia	0.4
Colombia	0.4
Nigeria	0.4
Ecuador	0.4
Hong Kong	0.4
Jamaica	0.3
Netherlands	0.3
Bahrain	0.3
Ivory Coast	0.3
Angola	0.3
Italy	0.3
Belgium	0.2
Senegal	0.2
Kenya	0.2
Greece	0.2

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	27

Schedule of investments (cont’d)

December 31, 2021

Western Asset Global High Yield Bond Fund

Summary of Investments by Country** (unaudited) (cont’d)
Bahamas	0.2%
Jordan	0.2
El Salvador	0.2
Costa Rica	0.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2021 and are subject to change.

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Fund 2021 Annual Report

Statement of assets and liabilities

December 31, 2021

Assets:
Investments, at value (Cost — $178,922,724)	$173,720,259
Foreign currency, at value (Cost — $648,216)	641,767
Cash	1,047,064
Interest receivable	2,239,120
Deposits with brokers for open futures contracts	155,772
Unrealized appreciation on forward foreign currency contracts	104,743
Receivable for Fund shares sold	93,315
Other receivables	3,457
Prepaid expenses	38,692
Total Assets	178,044,189

Liabilities:
Payable for securities purchased	506,760
Payable for Fund shares repurchased	426,563
Investment management fee payable	98,659
Unrealized depreciation on forward foreign currency contracts	62,501
Payable to broker — net variation margin on open futures contracts	40,969
Service and/or distribution fees payable	31,829
Distributions payable	26,811
Trustees’ fees payable	587
Accrued expenses	78,211
Total Liabilities	1,272,890
Total Net Assets	$176,771,299

Net Assets:
Par value (Note 7)	$285
Paid-in capital in excess of par value	231,232,684
Total distributable earnings (loss)	(54,461,670)
Total Net Assets	$176,771,299

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	29

Statement of assets and liabilities (cont’d)

December 31, 2021

Net Assets:
Class A	$144,697,827
Class C	$896,447
Class C1	$694,719
Class I	$21,212,779
Class IS	$9,269,527

Shares Outstanding:
Class A	23,285,567
Class C	143,948
Class C1	110,234
Class I	3,416,844
Class IS	1,494,073

Net Asset Value:
Class A (and redemption price)	$6.21
Class C*	$6.23
Class C1*	$6.30
Class I (and redemption price)	$6.21
Class IS (and redemption price)	$6.20

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.49

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Fund 2021 Annual Report

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$10,148,684
Dividends from unaffiliated investments	47,068
Dividends from affiliated investments	212
Less: Foreign taxes withheld	(74,061)
Total Investment Income	10,121,903

Expenses:
Investment management fee (Note 2)	1,302,600
Service and/or distribution fees (Notes 2 and 5)	392,147
Transfer agent fees (Note 5)	163,663
Registration fees	87,599
Fund accounting fees	71,212
Audit and tax fees	40,937
Legal fees	10,503
Shareholder reports	7,105
Trustees’ fees	3,581
Insurance	2,827
Custody fees	2,588
Interest expense	1,528
Commitment fees (Note 9)	1,413
Miscellaneous expenses	7,499
Total Expenses	2,095,202
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(50,163)
Net Expenses	2,045,039
Net Investment Income	8,076,864

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	6,599,640
Futures contracts	422,914
Forward foreign currency contracts	(268,178)
Foreign currency transactions	(38,092)
Net Realized Gain	6,716,284
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(12,675,936)
Futures contracts	(9,690)
Forward foreign currency contracts	143,629
Foreign currencies	(3,009)
Change in Net Unrealized Appreciation (Depreciation)	(12,545,006)

Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(5,828,722)
Increase in Net Assets From Operations	$2,248,142

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	31

Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$8,076,864	$9,713,534
Net realized gain (loss)	6,716,284	(11,270,916)
Change in net unrealized appreciation (depreciation)	(12,545,006)	9,514,392
Increase in Net Assets From Operations	2,248,142	7,957,010

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(8,246,049)	(7,424,788)
Return of capital	—	(2,556,723)
Decrease in Net Assets From Distributions to Shareholders	(8,246,049)	(9,981,511)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	36,173,932	31,591,699
Reinvestment of distributions	7,830,766	9,508,890
Cost of shares repurchased	(47,729,100)	(111,010,534)
Decrease in Net Assets From Fund Share Transactions	(3,724,402)	(69,909,945)
Decrease in Net Assets	(9,722,309)	(71,934,446)

Net Assets:
Beginning of year	186,493,608	258,428,054
End of year	$176,771,299	$186,493,608

See Notes to Financial Statements.

32	Western Asset Global High Yield Bond Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.42	$6.30	$5.87	$6.48	$6.33

Income (loss) from operations:
Net investment income	0.27	0.28	0.33	0.32	0.33
Net realized and unrealized gain (loss)	(0.20)	0.13 [2]	0.44	(0.60)	0.17
Total income (loss) from operations	0.07	0.41	0.77	(0.28)	0.50

Less distributions from:
Net investment income	(0.28)	(0.22)	(0.30)	(0.32)	(0.33)
Return of capital	—	(0.07)	(0.04)	(0.01)	(0.02)
Total distributions	(0.28)	(0.29)	(0.34)	(0.33)	(0.35)

Net asset value, end of year	$6.21	$6.42	$6.30	$5.87	$6.48
Total return[3]	1.10%	6.85%	13.44%	(4.47)%	7.83%

Net assets, end of year (millions)	$145	$152	$159	$139	$174

Ratios to average net assets:
Gross expenses	1.17%	1.18%	1.15%	1.16%	1.14%
Net expenses[4,5]	1.14	1.16	1.15	1.14	1.14
Net investment income	4.30	4.64	5.29	5.19	5.17

Portfolio turnover rate	81%	88%	70%	99%	124%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.43	$6.32	$5.88	$6.49	$6.34

Income (loss) from operations:
Net investment income	0.22	0.24	0.28	0.28	0.29
Net realized and unrealized gain (loss)	(0.19)	0.11 [2]	0.45	(0.60)	0.16
Total income (loss) from operations	0.03	0.35	0.73	(0.32)	0.45

Less distributions from:
Net investment income	(0.23)	(0.18)	(0.26)	(0.28)	(0.28)
Return of capital	—	(0.06)	(0.03)	(0.01)	(0.02)
Total distributions	(0.23)	(0.24)	(0.29)	(0.29)	(0.30)

Net asset value, end of year	$6.23	$6.43	$6.32	$5.88	$6.49
Total return[3]	0.31%	6.04%	12.61%	(5.14)%	7.23%

Net assets, end of year (000s)	$896	$1,189	$3,612	$4,391	$7,402

Ratios to average net assets:
Gross expenses	1.96%	1.93%	1.88%	1.88%	1.85%
Net expenses[4]	1.93 [5]	1.91 [5]	1.87 [5]	1.87 [5]	1.85
Net investment income	3.51	4.01	4.58	4.44	4.45

Portfolio turnover rate	81%	88%	70%	99%	124%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Global High Yield Bond Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.49	$6.37	$5.93	$6.55	$6.40

Income (loss) from operations:
Net investment income	0.24	0.26	0.31	0.30	0.31
Net realized and unrealized gain (loss)	(0.18)	0.12 [2]	0.44	(0.62)	0.16
Total income (loss) from operations	0.06	0.38	0.75	(0.32)	0.47

Less distributions from:
Net investment income	(0.25)	(0.19)	(0.28)	(0.29)	(0.30)
Return of capital	—	(0.07)	(0.03)	(0.01)	(0.02)
Total distributions	(0.25)	(0.26)	(0.31)	(0.30)	(0.32)

Net asset value, end of year	$6.30	$6.49	$6.37	$5.93	$6.55
Total return[3]	0.72%[4]	6.26%	13.04%	(4.98)%	7.28%

Net assets, end of year (000s)	$695	$1,814	$5,388	$23,938	$33,074

Ratios to average net assets:
Gross expenses	1.74%	1.70%	1.63%	1.64%	1.63%
Net expenses[5,6]	1.72	1.68	1.62	1.62	1.63
Net investment income	3.67	4.22	4.91	4.71	4.70

Portfolio turnover rate	81%	88%	70%	99%	124%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been 0.40% for the year ended December 31, 2021.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.42	$6.30	$5.86	$6.48	$6.33

Income (loss) from operations:
Net investment income	0.29	0.30	0.34	0.34	0.35
Net realized and unrealized gain (loss)	(0.20)	0.12 [2]	0.45	(0.61)	0.16
Total income (loss) from operations	0.09	0.42	0.79	(0.27)	0.51

Less distributions from:
Net investment income	(0.30)	(0.22)	(0.31)	(0.34)	(0.34)
Return of capital	—	(0.08)	(0.04)	(0.01)	(0.02)
Total distributions	(0.30)	(0.30)	(0.35)	(0.35)	(0.36)

Net asset value, end of year	$6.21	$6.42	$6.30	$5.86	$6.48
Total return[3]	1.35%	7.13%	13.75%	(4.39)%	8.27%

Net assets, end of year (000s)	$21,213	$27,183	$26,802	$29,814	$38,236

Ratios to average net assets:
Gross expenses	0.91%	0.93%	0.90%	0.90%	0.89%
Net expenses[4]	0.89 [5]	0.90 [5]	0.89 [5]	0.89 [5]	0.89
Net investment income	4.54	4.90	5.56	5.45	5.41

Portfolio turnover rate	81%	88%	70%	99%	124%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Global High Yield Bond Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.41	$6.30	$5.87	$6.48	$6.33

Income (loss) from operations:
Net investment income	0.29	0.32	0.35	0.35	0.36
Net realized and unrealized gain (loss)	(0.20)	0.10 [2]	0.44	(0.61)	0.16
Total income (loss) from operations	0.09	0.42	0.79	(0.26)	0.52

Less distributions from:
Net investment income	(0.30)	(0.22)	(0.32)	(0.34)	(0.35)
Return of capital	—	(0.09)	(0.04)	(0.01)	(0.02)
Total distributions	(0.30)	(0.31)	(0.36)	(0.35)	(0.37)

Net asset value, end of year	$6.20	$6.41	$6.30	$5.87	$6.48
Total return[3]	1.60%	7.06%	13.84%	(4.30)%	8.37%

Net assets, end of year (000s)	$9,270	$4,327	$63,465	$56,291	$61,017

Ratios to average net assets:
Gross expenses	0.84%	0.82%	0.81%	0.82%	0.79%
Net expenses[4]	0.80 [5]	0.80 [5]	0.80 [5]	0.80 [5]	0.79
Net investment income	4.58	5.37	5.64	5.55	5.57

Portfolio turnover rate	81%	88%	70%	99%	124%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2021 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in openend funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

38	Western Asset Global High Yield Bond Fund 2021 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Global High Yield Bond Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds &Notes	—	$127,072,682	—		$127,072,682
Sovereign Bonds	—	29,748,317	—		29,748,317
Senior Loans:
Consumer Discretionary	—	—	$506,150		506,150
Other Senior Loans	—	9,589,639	—		9,589,639
U.S. Government &Agency Obligations	—	3,049,604	—		3,049,604
Convertible Bonds &Notes	—	2,516,753	—		2,516,753
Asset-Backed Securities	—	734,579	—		734,579
Convertible Preferred Stocks	—	497,594	—		497,594
Warrants	$4,941	—	—		4,941
Common Stocks	—	—	0	*	0	*
Total Investments	$4,941	$173,209,168	$506,150		$173,720,259
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$104,743	—		$104,743
Total	$4,941	$173,313,911	$506,150		$173,825,002

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Futures Contracts††	$63,911	—	—		$63,911
Forward Foreign Currency Contracts††	—	$62,501	—		62,501
Total	$63,911	$62,501	—		$126,412

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received

40	Western Asset Global High Yield Bond Fund 2021 Annual Report

by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

Western Asset Global High Yield Bond Fund 2021 Annual Report	41

Notes to financial statements (cont’d)

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation - indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

42	Western Asset Global High Yield Bond Fund 2021 Annual Report

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments,

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse.

While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and

Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter

(“OTC”) derivatives and provide for general obligations, representations, agreements,

collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Global High Yield Bond Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2021, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $62,501. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

 Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

44	Western Asset Global High Yield Bond Fund 2021 Annual Report

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$14,917	$(14,917)

(a)	Reclassifications are due to differences between actual and estimated information for the prior year related to certain tax adjustments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net investment management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

Western Asset Global High Yield Bond Fund 2021 Annual Report	45

Notes to financial statements (cont’d)

The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $50,163, which included an affiliated money market fund waiver of $424.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class I	Class IS
Expires December 31, 2023	$39,150	$260	$288	$6,425	$3,610

For the year ended December 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$15,855
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

46	Western Asset Global High Yield Bond Fund 2021 Annual Report

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$138,951,885	$8,411,875
Sales	142,082,497	9,048,387

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$179,237,359	$5,337,703	$(10,854,803)	$(5,517,100)
Futures contracts	—	—	(63,911)	(63,911)
Forward foreign currency contracts	—	104,743	(62,501)	42,242

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2021.

	ASSET DERIVATIVES[1]
		Foreign Exchange Risk
Forward foreign currency contracts		$104,743

	LIABILITY DERIVATIVES[1]
		Foreign Exchange Risk
Futures contracts[2]		$63,911
Forward foreign currency contracts		62,501
Total		$126,412

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Global High Yield Bond Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(253,689)	$676,603	$422,914
Forward foreign currency contracts	—(268,178)		(268,178)
Total	$(253,689)	$408,425	$154,736

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
			Foreign Exchange Risk
Futures contracts			$(9,690)
Forward foreign currency contracts			143,629
Total			$133,939

During the year ended December 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$11,894,496
Forward foreign currency contracts (to buy)	4,725,275
Forward foreign currency contracts (to sell)	7,039,816

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	—	$(59,171)	$(59,171)	—	$(59,171)
Citibank N.A.	$44,830	—	44,830	—	44,830
Goldman Sachs Group Inc.	59,913	(3,330)	56,583	—	56,583
Total	$104,743	$(62,501)	$42,242	—	$42,242

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

48	Western Asset Global High Yield Bond Fund 2021 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$373,965	†	$137,948
Class C	9,924		1,308
Class C1	8,258		1,859
Class I	—		21,517
Class IS	—		1,031
Total	$392,147		$163,663

†	Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2021, the service and/or distribution fees reimbursed amounted to $6 for Class A shares.

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$39,498
Class C	262
Class C1	291
Class I	6,483
Class IS	3,629
Total	$50,163

6. Distributions to shareholders by class

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Investment Income:
Class A	$6,570,666	$5,183,973
Class C	35,785	56,935
Class C1	41,272	93,827
Class I	1,135,691	977,244
Class IS	462,635	1,112,809
Total	$8,246,049	$7,424,788

Western Asset Global High Yield Bond Fund 2021 Annual Report	49

Notes to financial statements (cont’d)

	Year Ended December 31, 2021	Year Ended December 31, 2020
Return of Capital:
Class A	—	$1,785,099
Class C	—	19,605
Class C1	—	32,309
Class I	—	336,514
Class IS	—	383,196
Total	—	$2,556,723

7. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,018,090	$19,209,660	2,773,639	$16,696,641
Shares issued on reinvestment	987,316	6,260,821	1,107,706	6,696,124
Shares repurchased	(4,383,246)	(27,884,709)	(5,463,075)	(32,488,066)
Net decrease	(377,840)	$(2,414,228)	(1,581,730)	$(9,095,301)

Class C
Shares sold	40,491	$257,607	37,174	$229,686
Shares issued on reinvestment	5,476	34,782	12,216	73,464
Shares repurchased	(86,818)	(555,360)	(436,288)	(2,542,472)
Net decrease	(40,851)	$(262,971)	(386,898)	$(2,239,322)

Class C1
Shares sold	998	$8,783	1,123	$7,134
Shares issued on reinvestment	5,580	35,837	18,143	110,207
Shares repurchased	(175,600)	(1,136,779)	(585,311)	(3,464,480)
Net decrease	(169,022)	$(1,092,159)	(566,045)	$(3,347,139)

Class I
Shares sold	838,938	$5,352,687	1,433,604	$8,718,777
Shares issued on reinvestment	170,452	1,080,184	189,639	1,145,777
Shares repurchased	(1,828,880)	(11,591,992)	(1,641,955)	(9,534,019)
Net increase (decrease)	(819,490)	$(5,159,121)	(18,712)	$330,535

50	Western Asset Global High Yield Bond Fund 2021 Annual Report

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Class IS
Shares sold	1,783,215	$11,345,195	977,561	$5,939,461
Shares issued on reinvestment	66,140	419,142	251,211	1,483,318
Shares repurchased	(1,030,274)	(6,560,260)	(10,628,447)	(62,981,497)
Net increase (decrease)	819,081	$5,204,077	(9,399,675)	$(55,558,718)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2021. The following transactions were effected in such company for the year ended December 31, 2021.

	Affiliate Value at December 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$86,486,757	86,486,757	$86,486,757	86,486,757

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$212	—	—

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the

Western Asset Global High Yield Bond Fund 2021 Annual Report	51

Notes to financial statements (cont’d)

Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million prior to February 5, 2021 and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06%. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended December 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$8,246,049	$7,424,788
Tax return of capital	—	2,556,723
Total distributions paid	$8,246,049	$9,981,511

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(48,792,301)
Other book/tax temporary differences(a)	(120,695)
Unrealized appreciation (depreciation)(b)	(5,548,674)
Total distributable earnings (loss) — net	$(54,461,670)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the difference between cash and accrual basis distributions paid, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

52	Western Asset Global High Yield Bond Fund 2021 Annual Report

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Global High Yield Bond Fund 2021 Annual Report	53

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Global High Yield Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Yield Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the periodended December 31,2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S.federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

54	Western Asset Global High Yield Bond Fund 2021 Annual Report

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a“Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP.The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Western Asset Global High Yield Bond Fund	55

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP,as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

56	Western Asset Global High Yield Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Yield Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset Global High Yield Bond Fund	57

Additional information (unaudited) (cont’d)

Information about Trusteesand Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly,Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

58	Western Asset Global High Yield Bond Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Global High Yield Bond Fund	59

Additional information (unaudited) (cont’d)

Information about Trusteesand Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason &Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	129
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason,Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

60	Western Asset Global High Yield Bond Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor,New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associatedwith Legg Mason &Co. or its affiliates (since 2013)and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason &Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor,Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason &Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason &Co. (2013 to 2020); Assistant Vice President of Legg Mason &Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor,Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason&Co. or its affiliates (since 2006); formerly,Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Global High Yield Bond Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford,CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason &Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management,Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly,Managing Director and Deputy General Counsel of Legg Mason &Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor,New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020);Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason &Co. or its affiliates;formerly,Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason &Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor,New York, NY 10018

Year of birth	1951

Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S.Fund Board Team Manager,Franklin Templeton(since 2020); Senior Vice President of certain funds associated with Legg Mason &Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly,Managing Director of Legg Mason &Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

62	Western Asset Global High Yield Bond Fund

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally,each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities &Income Fund,closed-end investment companies that are part of the same fund complex.

[4]

Mr.Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr.Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr.Olson is an “interested person” of the Fund,as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Global High Yield Bond Fund	63

Important tax information (unaudited)

By mid-February,tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable.Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year.Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:		Amount Reported
Section 163(j) Interest Earned	§	163(j)	$159,527
Interest Earned from Federal Obligations		Note (1)	$22,190

Note (1) -The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

64	Western Asset Global High Yield Bond Fund

Western Asset

Global High Yield Bond Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global High Yield Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-6LM- FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

©2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the

Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX010736 2/22 SR22-4357

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,623 in December 31, 2020 and $161,623 in December 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $40,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2020 and $0 in December 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

f) N/A

g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $773,011 in December 31, 2020 and $343,489 in December 31, 2021.

h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 24, 2022